Business Combinations and Divestitures	12 Months Ended
Dec. 29, 2013
Business Combinations [Abstract]
BUSINESS COMBINATIONS AND DIVESTITURES
Business Combinations and Divestitures
Certain businesses were acquired for $835 million in cash and $193 million of liabilities assumed during 2013. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The assumed liabilities primarily represent the fair value of the contingent consideration which may be payable related to the acquisition of Aragon Pharmaceuticals, Inc. As per terms of the agreement, additional payments of up to $350 million may be paid in the future based on reaching predetermined milestones.
The 2013 acquisitions included: Flexible Stenting Solutions, Inc., a leading developer of innovative flexible peripheral arterial, venous and biliary stents; Shanghai Elsker Mother & Baby Co., Ltd, a baby care company in China and Aragon Pharmaceuticals, Inc., a privately-held, pharmaceutical discovery and development company focused on drugs to treat hormonally-driven cancers.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $941 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $831 million has been identified as the value of IPR&D associated with the acquisitions of Aragon Pharmaceuticals, Inc. and Flexible Stenting Solutions, Inc.
The IPR&D related to the acquisition of Aragon Pharmaceuticals, Inc. of $810 million is associated with Aragon’s androgen receptor antagonist program for treatment of hormonally-driven cancers. The value of the IPR&D was calculated using cash flow projections discounted for the inherent risk in such projects. Probability of success factors ranging from 37% - 52.0% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 15.5%. The IPR&D related to the acquisition of Flexible Stenting Solutions, Inc. of $21 million is associated with the approval for peripheral vascular indications, including the superficial femoral artery indication. A probability of success factor of 100% was used and a discount rate ranging between 16.5% - 17.5% was applied.
Certain businesses were acquired for $17,821 million in cash and stock and $1,204 million of liabilities assumed during 2012. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2012 acquisitions included: Synthes, Inc., a global developer and manufacturer of orthopaedics devices; Guangzhou Bioseal Biotech Co., Ltd. a developer of biologic combinations addressing moderate to severe hemostasis; Angiotech Pharmaceuticals, Inc., intellectual property and know how related to the QuillTM Knotless Tissue-Closure Device; Corimmun GmbH, a developer of a phase II treatment for CHF; Calibra Medical, Inc., a developer of a unique, wearable three-day insulin patch for convenient and discreet mealtime dosing for people with diabetes who take multiple daily injections of insulin; Spectrum Vision LLC, a full service distributor of contact lenses serving Russia with facilities in the Ukraine and Kazakhstan; and marketing authorizations, trademarks, and patents extending ZYRTEC® related market rights in Australia and Canada.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $15,785 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $208 million has been identified as the value of IPR&D associated with the acquisitions of Corimmun GmbH and Synthes, Inc.
The IPR&D related to the acquisition of Synthes, Inc. of $63 million is associated with orthopaedic devices, and the IPR&D associated with Corimmun of $145 million is related to a CHF treatment. These IPR&D values were calculated using the cash flow projections discounted for the risk inherent in such projects. Synthes, Inc. had a probability of success factor of 100%, discounted using a 14% rate. Corimmun had a probability of success factor of 38%, discounted using a 25% rate. During 2013, the Company recorded a charge of $0.2 billion for the impairment of the in-process research and development associated with Corimmun.
During the fiscal second quarter of 2012, the Company completed the acquisition of Synthes, Inc., a global developer and manufacturer of orthopaedics devices, for a purchase price of $20.2 billion in cash and stock. The net acquisition cost of the transaction is $17.5 billion based on cash on hand at closing of $2.7 billion.
Under the terms of the agreement, each share of Synthes, Inc. common stock was exchanged for CHF 55.65 in cash and 1.717 shares of Johnson & Johnson common stock, based on the calculated exchange ratio. The exchange ratio was calculated on June 12, 2012 and based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of consideration transferred was $19.7 billion. When the acquisition was completed on June 14, 2012, based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of the consideration transferred was $20.2 billion. Janssen Pharmaceutical, a company organized under the laws of Ireland and a wholly-owned subsidiary of Johnson & Johnson, used cash on hand to satisfy the cash portion of the merger consideration.
The stock portion of the merger consideration consisted of shares of Johnson & Johnson common stock purchased by Janssen Pharmaceutical from two banks, pursuant to two accelerated share repurchase (ASR) agreements dated June 12, 2012. On June 13, 2012, Janssen Pharmaceutical purchased an aggregate of approximately 203.7 million shares of Johnson & Johnson common stock at an initial purchase price of $12.9 billion under the ASR agreements, with all of the shares delivered to Janssen Pharmaceutical on June 13, 2012.  During the fiscal third quarter of 2013, the Company settled the remaining liabilities under the ASR agreements for $2.9 billion in cash which was recorded as a reduction to equity.
In addition, while the Company believes that the transactions under each ASR agreement and a series of related internal transactions were consummated in a tax efficient manner in accordance with applicable law, it is possible that the Internal Revenue Service could assert one or more contrary positions to challenge the transactions from a tax perspective. If challenged, an amount up to the total purchase price for the Synthes shares could be treated as subject to applicable U.S. tax at approximately the statutory rate to the Company, plus interest.

The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

During the fiscal second quarter of 2013, the Company finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The following table presents the amounts recognized for assets acquired and liabilities assumed as of the acquisition date with adjustments made through June 30, 2013:

(Dollars in Millions)
Cash & Cash equivalents	$2,749
Inventory	1,194
Accounts Receivable, net	738
Other current assets	238
Property, plant and equipment	1,253
Goodwill	6,074
Intangible assets	12,861
Other non-current assets	46
Total Assets Acquired	25,153

Current liabilities	1,081
Deferred Taxes	3,506
Other non-current liabilities	329
Total Liabilities Assumed	4,916

Net Assets Acquired	$20,237

The adjustments made since the date of acquisition were to account for changes to inventory, based on the results of the physical inventory counts and deferred taxes, to reflect the statutory tax rate that is being applied to the intangible assets. The revisions to the purchase price allocation were not material to the Statements of Consolidated Earnings or the Consolidated Balance Sheet for the fiscal second quarter of 2013 and prior fiscal quarters.

The assets acquired are recorded in the Medical Devices and Diagnostics segment. The acquisition of Synthes, Inc. resulted in $6.1 billion of goodwill. The goodwill is primarily attributable to synergies expected to arise from the acquisition of Synthes, Inc. The goodwill is not deductible for tax purposes.

The purchase price allocation to the identifiable intangible assets before the effect of any amortization included in the current period balance sheets is as follows:

(Dollars in Millions)
Intangible assets with definite lives:
Customer relationships	$9,870
Patents and technology	1,508
Total amortizable intangibles	11,378

Trademark and Trade name	1,420
In-process research and development	63
Total intangible assets	$12,861

The Customer Relationship intangible lives were determined using the projected customer retention period based on historical experience. Synthes has a broad product portfolio, including trauma, spine, cranio-maxillofacial, biomaterials and power tools. An analysis was performed to determine the lives for each of the Customer Relationship assets in the distinct product areas. The calculations to determine useful lives included attrition rates and discounted future cash flows by product area. This analysis resulted in a weighted average life of 22 years for the Customer Relationship assets.

The Patents and Technology intangible lives were derived based on technology obsolescence rates that are commensurate with the nature of the Synthes businesses. New product introductions are predominantly incremental enhancements to existing platforms and are infrequently transformational. An analysis was performed to determine the lives for each of the Patents and Technology assets in each distinct product area. The calculations to determine useful lives included assumptions on technology obsolescence and discounted future cash flows by product area. This analysis resulted in a weighted average life of 18 years for the Patents and Technology assets.

A weighted average of the values and lives ascribed to the Customer Relationship and Patents and Technology intangible assets results in a 21 year weighted average life.

The Trademark and Trade name asset values were determined to have an indefinite life based on a number of factors, including trade name history, the competitive environment, market share and future operating plans. Additionally, in-process research and development intangible assets were valued for technology programs for unapproved products.

The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. The discount rate applied was 14%.

The Company is in the process of executing the integration plans to combine businesses, sales organizations, systems and locations as a result of which the Company has and will continue to incur integration costs.

The operating results of Synthes were reported in the Company's financial statements beginning on June 14, 2012. Total sales and net earnings for Synthes for the fiscal year ended December 30, 2012 were $2,159 million and $324 million, respectively.

The following table provides pro forma results of operations for the fiscal year ended December 30, 2012 and January 1, 2012, as if Synthes, Inc. had been acquired as of January 3, 2011. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

	Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012	2011

Net Sales	$68,894	68,741
Net Earnings attributable to Johnson & Johnson	$11,564	9,427
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11	3.40

The Company recorded acquisition related costs before tax of $683 million and $1,028 million in 2013 and 2012, respectively, which were recorded in Cost of products sold and Other (income) expense.
In connection with the Synthes acquisition, DePuy Orthopaedics, Inc. agreed to divest certain rights and assets related to its trauma business to Biomet, Inc. and completed the initial closing for this transaction in the fiscal second quarter of 2012, including those countries that represented the majority of sales. As of December 30, 2012, the transaction had closed worldwide.
Certain businesses were acquired for $2,797 million in cash and $228 million of liabilities assumed during 2011. These acquisitions were accounted for using the acquisition method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2011 acquisitions included: Crucell N.V., a global biopharmaceutical company focused on the research & development, production and marketing of vaccines and antibodies against infectious disease worldwide; the over-the-counter brands of J.B. Chemicals & Pharmaceuticals Limited, including RINZA®, Russia's leading multi-symptom cough and cold brand, and DOKTOR MOM®, Russia's number two selling cough brand, as well as several other brands; full ownership of the Johnson & Johnson-Merck Consumer Pharmaceuticals Co. joint venture in the U.S. from Merck Sharp & Dohme Corp; and SterilMed, Inc., a leader in the reprocessing and remanufacturing of medical devices in the U.S.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $2,657 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $982 million has been identified as the value of IPR&D associated with the acquisition of Crucell N.V.
The IPR&D related to the acquisition of Crucell N.V. of $982 million is associated with vaccines and antibodies that prevent and/or treat infectious diseases. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 14%-81% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%. During 2012, the Company recorded a charge of $0.5 billion for the intangible asset write-down and $0.4 billion for the impairment of the in-process research and development related to the Crucell business. During 2013, the Company recorded a charge of $0.4 billion for the impairment of the in-process research and development related to the Crucell business.
With the exception of the Synthes, Inc. acquisition, supplemental pro forma information for 2013, 2012 and 2011 in accordance with U.S. GAAP standards related to business combinations, and goodwill and other intangible assets, is not provided, as the impact of the aforementioned acquisitions did not have a material effect on the Company’s results of operations, cash flows or financial position.
During 2013, the Company divestitures included: women's sanitary protection products in the U.S., Canada and the Caribbean to Energizer Holdings, Inc.; Rolaids® to Chattem, Inc.; DORIBAX® rights to Shionogi; and the sale of certain consumer brands and certain pharmaceutical products. In 2013, the gains on the divestitures of businesses were $0.1 billion. During 2012, the Company divestitures included: BYSTOLIC® (nebivolol) IP rights to Forest Laboratories, Inc.; the trauma business of Depuy Orthopaedics, Inc. to Biomet, Inc.; the Therakos business to an affiliate of Gores Capital Partners III, L.P.; the sale of certain consumer brands; and the RhoGAM® business. In 2012, the gains on the divestitures of businesses were $0.9 billion. During 2011, the Company divestitures included the Animal Health Business to Elanco, a Division of Eli Lilly; MONISTAT® in Canada, the U.S. and its territories (including Puerto Rico); assets of the Ortho Dermatologics division in the U.S. to subsidiaries of Valeant Pharmaceuticals International, Inc.; and the Surgical Instruments Business of Codman & Shurtleff, Inc. In 2011, the gains on the divestitures of businesses were $1.0 billion.
In January 2014, the Company received a binding offer from The Carlyle Group to acquire the Ortho-Clinical Diagnostics business for $4.15 billion. The purchase price will be reduced at closing by approximately $0.2 billion, primarily for certain retained working capital, and will be subject to other customary adjustments. The Company expects this transaction to close sometime during the middle of 2014, pending fulfillment of certain conditions, including, but not limited to, the receipt of applicable anti-trust clearances and other customary closing requirements.